UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) January 5, 2005

                        OCCIDENTAL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                     1-9210               95-4035997
  (State or other jurisdiction         (Commission         (I.R.S. Employer
        of incorporation)             File Number)        Identification No.)

                 10889 WILSHIRE BOULEVARD
                 LOS ANGELES, CALIFORNIA                        90024
         (Address of principal executive offices)            (ZIP code)



               Registrant's telephone number, including area code:
                                 (310) 208-8800
===============================================================================

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events


Item 8.01.  Other Events

     On January 5, 2005, Occidental Petroleum Corporation issued a press release regarding several items impacting fourth quarter 2004 earnings. The full text of the press release if attached to this report as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              OCCIDENTAL PETROLEUM CORPORATION
                                        (Registrant)




DATE:  January 6, 2005      /s/  S. P. Dominick, Jr.
                            ------------------------------------------------
                            S. P. Dominick, Jr., Vice President and Controller
                            (Chief Accounting and Duly Authorized Officer)

                                  EXHIBIT INDEX

     99.1      Press Release dated January 5, 2005